UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2020 (April 21, 2020)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02  Results of Operations and Financial Condition

On April 21, 2020, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Daylight Time, to discuss results of operations for the quarter ended March 31, 2020. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.
During the conference call, management referred to non-Generally Accepted Accounting Principles ("US GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-US GAAP financial measures referred to during the conference call and the most directly comparable US GAAP-based financial measures.

NON-US GAAP FINANCIAL MEASURES (Unaudited)
The following non-US GAAP financial measures used by Peoples provide information useful to investors in understanding Peoples' operating performance and trends, and facilitate comparisons with the performance of Peoples' peers. Peoples also uses the non-US GAAP financial measures for calculating incentive compensation. The following tables summarize the non-US GAAP financial measures derived from amounts reported in Peoples' consolidated financial statements:

	Three Months Ended
	March 31,	December 31,	March 31,
(Dollars in thousands)	2020	2019	2019

Core non-interest expense:
Total non-interest expense	$34,325	$33,521	$31,860
Less: acquisition-related expenses	30	65	253
Less: pension settlement charges	368	—	—
Less: severance expenses	13	270	—
Less: COVID-19 expenses	140	—	—
Core non-interest expense	$33,774	$33,186	$31,607

	Three Months Ended
	March 31,	December 31,	March 31,
(Dollars in thousands)	2020	2019	2019

Efficiency ratio:
Total non-interest expense	$34,325	$33,521	$31,860
Less: amortization of other intangible assets	729	888	694
Adjusted non-interest expense	$33,596	$32,633	$31,166

Total non-interest income	$15,737	$17,163	$15,429
Less: net gain on investment securities	319	94	30
Less: net loss on asset disposals and other transactions	(87)	(229)	(182)
Total non-interest income, excluding net gains and losses	$15,505	$17,298	$15,581

Net interest income	$34,636	$35,121	$33,914
Add: fully tax-equivalent adjustment (a)	272	287	200
Net interest income on a fully tax-equivalent basis	$34,908	$35,408	$34,114

Adjusted revenue	$50,413	$52,706	$49,695

Efficiency ratio	66.64%	61.92%	62.71%

Efficiency ratio adjusted for non-core items:
Core non-interest expense	$33,774	$33,186	$31,607
Less: amortization of other intangible assets	729	888	694
Adjusted core non-interest expense	$33,045	$32,298	$30,913

Adjusted revenue	$50,413	$52,706	$49,695

Efficiency ratio adjusted for non-core items	65.55%	61.28%	62.21%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

(Dollars in thousands, except per share data)	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019

Tangible equity:
Total stockholders' equity	$583,721	$594,393	$588,533	$579,022	$535,121
Less: goodwill and other intangible assets	177,447	177,503	179,126	176,763	161,242
Tangible equity	$406,274	$416,890	$409,407	$402,259	$373,879

Tangible assets:
Total assets	$4,469,120	$4,354,165	$4,396,148	$4,276,376	$4,017,119
Less: goodwill and other intangible assets	177,447	177,503	179,126	176,763	161,242
Tangible assets	$4,291,673	$4,176,662	$4,217,022	$4,099,613	$3,855,877

Tangible book value per common share:
Tangible equity	$406,274	$416,890	$409,407	$402,259	$373,879
Common shares outstanding	20,346,843	20,698,941	20,700,630	20,696,041	19,681,692

Tangible book value per common share	$19.97	$20.14	$19.78	$19.44	$19.00

Tangible equity to tangible assets ratio:
Tangible equity	$406,274	$416,890	$409,407	$402,259	$373,879
Tangible assets	$4,291,673	$4,176,662	$4,217,022	$4,099,613	$3,855,877

Tangible equity to tangible assets	9.47%	9.98%	9.71%	9.81%	9.70%

	Three Months Ended
	March 31,	December 31,	March 31,
(Dollars in thousands, except per share data)	2020	2019	2019

Pre-provision net revenue:
Income before income taxes	$(921)	$17,627	$17,746
Add: provision for credit losses (a)	16,969	1,136	—
Add: net loss on OREO	17	44	25
Add: net loss on other assets	70	188	157
Less: recovery of credit losses (a)	—	—	263
Less: net gain on investment securities	319	94	30
Less: net gain on other transactions	—	3	—
Pre-provision net revenue	$15,816	$18,898	$17,635
Total average assets	$4,381,631	$4,350,414	$3,985,621

Pre-provision net revenue to total average assets (annualized)	1.45%	1.72%	1.79%

Weighted-average common shares outstanding – diluted	20,538,214	20,559,127	19,508,868
Pre-provision net revenue per common share – diluted	$0.77	$0.91	$0.90
(a) On January 1, 2020, Peoples adopted ASU 2016-13 and adopted the current expected credit loss ("CECL") model. Prior to the adoption of CECL, the provision for (recovery of) credit losses was the "provision for (recovery of) loan losses." The provision for credit losses includes changes related to the allowance for credit losses on loans, which includes purchased credit deteriorated loans, held-to-maturity investment securities, and the unfunded commitment liability.

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	Three Months Ended
	March 31,	December 31,	March 31,
(Dollars in thousands)	2020	2019	2019

Annualized net (loss) income adjusted for non-core items:
Net (loss) income	$(765)	$14,860	$14,369
Less: net gain on investment securities	319	94	30
Add: tax effect of net gain on investment securities (a)	67	20	6
Add: net loss on asset disposals and other transactions	87	229	182
Less: tax effect of net loss on asset disposals and other transactions (a)	18	48	38
Add: acquisition-related expenses	30	65	253
Less: tax effect of acquisition-related expenses (a)	6	14	53
Add: pension settlement charges	368	—	—
Less: tax effect of pension settlement charges (a)	77	—	—
Add: severance expenses	13	270	—
Less: tax effect of severance expenses (a)	3	57	—
Add: COVID-19 expenses	140	—	—
Less: tax effect of COVID-19 (a)	29	—	—
Net (loss) income adjusted for non-core items (after tax)	$(512)	$15,231	$14,689

Days in the period	91	92	90
Days in the year	366	365	365
Annualized net (loss) income	$(3,077)	$58,955	$58,274
Annualized net (loss) income adjusted for non-core items (after tax)	$(2,059)	$60,427	$59,572
Return on average assets:
Annualized net (loss) income	$(3,077)	$58,955	$58,274
Total average assets	$4,381,631	$4,350,414	$3,985,621
Return on average assets	(0.07)%	1.36%	1.46%
Return on average assets adjusted for non-core items:
Annualized net (loss) income adjusted for non-core items (after tax)	$(2,059)	$60,427	$59,572
Total average assets	$4,381,631	$4,350,414	$3,985,621
Return on average assets adjusted for non-core items	(0.05)%	1.39%	1.49%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	Three Months Ended
	March 31,	December 31,	March 31,
(Dollars in thousands)	2020	2019	2019

Annualized net (loss) income excluding amortization of other intangible assets:
Net (loss) income	$(765)	$14,860	$14,369
Add: amortization of other intangible assets	729	888	694
Less: tax effect of amortization of other intangible assets (a)	153	186	146
Net income excluding amortization of other intangible assets (after tax)	$(189)	$15,562	$14,917

Days in the period	91	92	90
Days in the year	366	365	365
Annualized net (loss) income	$(3,077)	$58,955	$58,274
Annualized net income excluding amortization of other intangible assets (after tax)	$(760)	$61,741	$60,497

Average tangible equity:
Total average stockholders' equity	$596,250	$591,112	$524,196
Less: average goodwill and other intangible assets	177,984	178,163	161,673
Average tangible equity	$418,266	$412,949	$362,523

Return on average stockholders' equity ratio:
Annualized net (loss) income	$(3,077)	$58,955	$58,274
Average stockholders' equity	$596,250	$591,112	$524,196

Return on average stockholders' equity	(0.52)%	9.97%	11.12%

Return on average tangible equity ratio:
Annualized net income excluding amortization of other intangible assets (after tax)	$(760)	$61,741	$60,497
Average tangible equity	$418,266	$412,949	$362,523

Return on average tangible equity	(0.18)%	14.95%	16.69%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

Item 9.01.  Financial Statements and Exhibits
a) - c)
Not applicable.
d) Exhibits
See Index to Exhibits which follows:

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on April 21, 2020 to discuss results of operations for the quarter ended March 31, 2020

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)
* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules or exhibits will be furnished supplementally to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	April 24, 2020	By:/s/	JOHN C. ROGERS
John C. Rogers

Executive Vice President, Chief Financial Officer and Treasurer